UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                            -------------------------

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                November 9, 2000
               (Date of report - date of earliest event reported)

                      TOTAL ENTERTAINMENT RESTAURANT CORP.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                         (State of other jurisdiction of
                         incorporation or organization)

             000-22753                                      52-2016614
             ---------                                      ----------
      (Commission File Number)                            (I.R.S. Employer
                                                       Identification Number)

                            9300 East Central Avenue
                                    Suite 100
                              Wichita, Kansas 67206
               (Address of principal executive offices) (Zip code)

                                 (316) 634-0505
              (Registrant's telephone number, including area code)

                      TOTAL ENTERTAINMENT RESTAURANT CORP.

                                    FORM 8-K

                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----

Item 4.  Change in Registrant's Certifying Accountants                     3

Item 7.  Financial Statements and Exhibits                                 3

Signature                                                                  4

Exhibit 16.1                                                               5

Item 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

Total Entertainment Restaurant Corp. (the Company) is filing this report on Form 8-K to report a change in certifying accountants with the firm of Grant Thornton LLP being dismissed effective November 9, 2000.

      (a)   The following sets forth the information required by item 304 (a)
            (1) of Regulation S-K:
            (i) On November 9, 2000, Grant Thornton LLP was dismissed as the Company's principal accountant.
            (ii) During the period Grant Thornton LLP served as the Company's accountants, none of Grant Thornton LLP's reports on the financial statements contained an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
            (iii) The decision to change accountants was approved by the
                  Directors of the Company.
            (iv) During the period Grant Thornton LLP served as the Company's accountants, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure.
            (v) During the Company's most recent fiscal year and subsequent interim periods, there have occurred none of the "reportable events" listed in Item 304 (a) (1) (v) (A-D) of Regulation S-K.

      (b) The Company has requested and received from Grant Thornton LLP the letter required by Item 304 (a) (3) of Regulation S-K. Such letter is filed as Exhibit 16.1 to this report, and states that Grant Thornton LLP agrees with the statements made by the Company in this report in response to Item 304 (a) (1) of Regulation S-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with this report:

Exhibit No.    Description
-----------    ------------

16.1           Letter regarding Change in Certifying Accountant

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TOTAL ENTERTAINMENT RESTAURANT CORP.
                                          (Registrant)


                              By: /s/ James K. Zielke
                                  ---------------------------------------------
                                  James K. Zielke
                                  Chief Financial Officer

                              Date: November 13, 2000
                                    -------------------------------------------